UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 23, 2011

MEDPRO SAFETY PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52077	91-2015980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

145 Rose Street
Lexington, KY 40507
(Address of Principal Executive Offices) (Zip Code)

(859) 225-5375
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

MedPro Safety Products, Inc. held its annual meeting of stockholders on Tuesday, August 23, 2011.  The sole matter voted upon was the election of directors.  Each of the Company’s seven incumbent directors was re-elected for a one-year term ending at the 2012 annual meeting of shareholders.

The final number of votes cast with respect to each director is set forth below:

Nominee	Votes For	Votes Withheld

Ernest L. Fletcher	9,516,121	1,700

Carl Kleidman	9,516,321	1,500

Warren Rustand	9,516,121	1,700

Walter W. Weller	9,484,123	33,698

W. Leo Kiely III	9,516,321	1,500

Gary A. Peterson	9,516,321	1,500

W. Craig Turner	9,516,121	1,700

There were no abstentions or broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPRO SAFETY PRODUCTS, INC.

Dated: August 26, 2011	By:	/s/ Marc T. Ray
Marc T. Ray
Vice President-Finance and Chief Financial Officer